                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934
                               (Amendment No.____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
     |_| Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to ss.240.14a-11(c) or  ss.240.14a-12

                               ASTA FUNDING, INC.
   ___________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)
  ____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
             ______________________________________________________________

        (2)  Aggregate number of securities to which transaction applies:
             ______________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ______________________________________________________________

        (4)      Proposed maximum aggregate value of transaction:
             ______________________________________________________________

        (5)      Total fee paid:

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
                 ____________________________________________________________

        (2)      Form Schedule or Registration Statement No:
                 ____________________________________________________________

        (3)      Filing Party:
                 ____________________________________________________________

        (4)      Date Filed:
                 ____________________________________________________________

                               ASTA FUNDING, INC.
                               210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632




Dear Stockholder:



   On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on March 21, 2003 at 11:00 a.m.

   The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. I am also pleased to enclose a copy of the Company's 2002 Annual Report on Form 10-KSB, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2002.

   It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

   I look forward to seeing you at the Meeting.




                                 Sincerely,



                                 Gary Stern
                                 President and Chief Executive Officer










Dated: February 10, 2003

                               ASTA FUNDING, INC.
                               210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 10, 2003


   The Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") will be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on March 21, 2003 at 11:00 a.m. to consider and act upon the following:

   1. The election of eight directors.

   2. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

   Only holders of record of the Company's Common Stock, par value $.01 per share, at the close of business on January 27, 2003 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 for a period of ten days prior to the Meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 Mitchell Herman, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.



Dated: February 10, 2003

                               ASTA FUNDING, INC.
                               210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 21, 2003
                            ------------------------

                                PROXY STATEMENT


   The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey on March 21, 2003 at 11:00 a.m., and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

   This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about February 10, 2003. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" Proposal 1 (to elect the Board of Directors' nominees to the Board of Directors).

   The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by the Company.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


   Only holders of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record on the close of business on January 27, 2003 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, the Company had outstanding 4,080,984 shares of Common Stock. Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There are no cumulative voting rights with respect to the election of Directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

   The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality of the votes cast. Stockholders vote at the Meeting by casting ballots (in person or by proxy), which are tabulated, by a person or persons appointed by the Board of Directors before the Meeting to serve as inspector or inspectors of election at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. Pursuant to Delaware corporate law, abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present.

                        SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth information as of January 27, 2003 with respect to beneficial ownership of the Company's Common Stock by (i) each director and executive officer, (ii) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.


       Name and Address             Number of Shares       Percentage of Shares
     of Beneficial Owner         Beneficially Owned (1)   Beneficially Owned (%)
     -------------------         ----------------------   ----------------------
Arthur Stern ................            614,074(2)                14.7%
Gary Stern ..................          1,749,523(3)                40.6
Mitchell Herman .............            109,441(4)                 2.7
Herman Badillo ..............             24,167(5)                  *
909 Third Avenue
New York, New York 10022
Edward Celano ...............              6,833(6)                  *
1133 Avenue of the Americas
New York, New York 10036
David Slackman ..............              5,000(7)                  *
28 Markwood Lane
East Northport, NY 11731
Harvey Leibowitz ............             67,667(8)                  *
c/o Sterling National Bank
500 Seventh Avenue
New York, New York 10018
Michael Feinsod .............              6,000(9)                  *
c/o Infinity Capital, LLC
767 Third Avenue, 16th Floor
New York, New York 10017
Barbara Marburger ...........            459,013(10)               11.2
9 Locust Hollow Road
Monsey, New York 10952
All executive officers and
directors as a group (8
persons) ....................          2,582,705(11)               57.4%

---------------
*    Less than 1%
(1) Any shares of Common Stock that any person named above has the right to acquire within 60 days of January 27, 2003 is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person.
(2) Includes 99,833 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003 and 107,271 shares of Common Stock owned by Asta Group, Incorporated ("Group") which shares are attributable to Arthur Stern based on his percentage ownership of Group. Excludes 33,667 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(3) Includes 231,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003, 339,426 shares of Common Stock owned by Gary Stern as custodian for his minor children and 142,761 shares of Common Stock owned by Group, which shares are attributable to Gary Stern based on his percentage ownership of Group. Excludes 82,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(4) Includes 29,667 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003 and 8,500 shares of Common Stock owned by Mitchell Herman as custodian for his minor child. Excludes 35,333 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27,
     2003.                                   (Footnotes continued on next page)

(Footnotes continued from previous page)

(5) Represents 24,167 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003. Excludes 15,333 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(6) Represents 6,833 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003. Excludes 12,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(7) Represents 5,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003. Excludes 5,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(8) Includes 15,167 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003. Excludes 15,333 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(9) Includes 6,000 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003, and 400 shares of Common Stock owned by Michael Feinsod as custodian for his minor child. Excludes 12,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.
(10) Includes 211,098 shares of Common stock owned by Barbara Marburger as custodian for her minor children and 35,448 shares of Common Stock owned by Group, which shares are attributable to Barbara Marburger based on her percentage ownership of Group. Barbara Marburger is the daughter of Arthur Stern and the sister of Gary Stern.
(11) Includes 417,667 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of January 27, 2003. Excludes 215,666 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of January 27, 2003.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS


   In accordance with the Company's Certificate of Incorporation and Bylaws, the number of directors of the Company has been set by the Board of Directors at eight. At the Meeting, eight directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

   All eight nominees are currently directors. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors' nominees will be voted for such other person.

   The following sets forth certain information relating to the eight nominees for election to the Board of Directors:


Name                       Age   Position
----                       ---   --------

Arthur Stern ..........    81    Chairman of the Board and Executive Vice
                                 President

Gary Stern ............    50    Director, President and Chief Executive Officer

Mitchell Herman .......    44    Director, Secretary and Chief Financial Officer

Herman Badillo (2) ....    72    Director

Edward Celano (1) .....    62    Director

David Slackman (1) ....    55    Director

Harvey Leibowitz           69
  (1)(2)...............          Director

Michael Feinsod (2) ...    30    Director

---------------
(1)  Member of Audit Committee
(2)  Member of Compensation Committee

   Arthur Stern has been a director and has served as Chairman of the Board of Directors of the Company since the Company's inception in July 1994. Since 1963, Mr. Stern has been President of Asta Group, Incorporated, a consumer finance company ("Group"). In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

   Gary Stern has been a director and the President and Chief Executive Officer of the Company since the Company's inception in July 1994. Mr. Stern has been Vice President, Secretary, Treasurer and a director of Group since 1980 and held other positions with Group prior thereto. In such capacities, he has obtained experience in distressed consumer credit analysis and receivables collections.

   Mitchell Herman has been a director of the Company since September 1995. He has been the Chief Financial Officer of the Company since the Company's inception in July 1994 and the Chief Financial Officer of Group since May 1994. From September 1993 to May 1994, he was a manager with Paul Abrams & Co., a certified public accounting firm. From September 1990 to September 1993, Mr. Herman was a senior accountant with Shapiro & Lieberman, a certified public accounting firm. Mr. Herman is a certified public accountant.

   Herman Badillo has been a director of the Company since September 1995. He has been a member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, for more than five years. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor's Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979.

   Edward Celano has been a director of the Company since September 1995.
Mr. Celano has served as a consultant to M.R. Weiser & Co. since March 2001. He was formally an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior vice President of NatWest Bank after having held different positions at the bank for over 20 years.

   Harvey Leibowitz has been a director of the Company since March 2000.
Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963.

   Michael Feinsod has been a director of the Company since March 2001.
Mr. Feinsod has been a Managing Member of Infinity Capital, LLC, an investment partnership, since January 1999. Mr. Feinsod was formerly an investment analyst and portfolio manager with Mark Boyar & Company, Inc. from June 1997 to January 1999.

   David Slackman has been a director of the Company since May 2002.
Mr. Slackman has served as President, Manhattan Market -- New York of Commerce Bank since June 2001. Prior to June 2001, Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994.

   Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.


                        BOARD ORGANIZATION AND MEETINGS


   During the fiscal year ended September 30, 2002, the Board of Directors held four meetings and acted four times by unanimous consent, the Audit Committee held one meeting and the Compensation Committee held one meeting. During the 2002 fiscal year, each member of the Board of Directors, with the exception of General Buster Glosson, a former director of the Company who resigned from the Board of Directors in November 2002, attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. There are two standing committees of the Board of Directors, each of which is described below. The Company discontinued the Executive and Nominating Committees during the last fiscal year.

   Compensation Committee. The Compensation Committee consists of Herman Badillo (the Chairman), Michael Feinsod and Harvey Leibowitz. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of the Company's officers and directors and to recommend any changes in compensation to the full Board of Directors.

   Audit Committee. The Audit Committee consists of Harvey Leibowitz (the Chairman), David Slackman and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of the Company's independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board.

   The Audit Committee has selected Eisner LLP to serve as the Company's independent accountants during the current fiscal year. Eisner LLP served as the Company's independent accountants during the fiscal year ended
September 30, 2002. A representative of Eisner LLP is expected to be present at the Annual Meeting to make such statements as Eisner LLP may desire and will be available to answer appropriate questions from shareholders.

   Audit Committee Charter. The Audit Committee performed its duties during fiscal 2002 under a written charter approved by the Board of Directors. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act, the proposed rules of the SEC and the proposed new listing standards of the Nasdaq Stock Market regarding audit committee policies. Although some of these rules and standards have not been finalized, the Board of Directors has adopted an amended charter to voluntarily implement certain of the proposed rules and standards. A copy of the Audit Committee Charter is attached hereto. The Board of Directors and the Audit Committee intend to further amend this charter, if necessary, as rules and standards are finalized by the SEC and the Nasdaq Stock Market to reflect changes in the proposals or additional requirements.

   Independence of Audit Committee Members. The Company's securities are listed on the Nasdaq National Market and are governed by its listing standards. All members of the Audit Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

   Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2002:

      (1) The Audit Committee reviewed and discussed the audited financial statements with the Company's management.

      (2) The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

      (3) The Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1

   (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

   Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2002 Annual Report on Form 10-KSB.

                            Audit Committee Members:

                          Harvey Leibowitz (Chairman)
                                 David Slackman
                                 Edward Celano

   The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

   Audit Fees. The Company was billed $52,887.00 for the audit of the Company's annual financial statements for the year ended September 30, 2002 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during fiscal 2002.

   Financial Information Systems Design Implementation Fees. The Company was not billed for and did not receive any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) from the Company's principal accountant during the year ended September 30, 2002.

   All Other Fees. The Company was billed $32,200 for non-audit services from the Company's principal accountant during the year ended September 30, 2002.

   Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant.

   Of the time expended by the Company's principal accountant to audit the Company's financial statements for the fiscal year ended September 30, 2002, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

                           COMPENSATION OF DIRECTORS

   Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company received a fee of $10,000 for fiscal 2002 and will receive a fee of $15,000 for fiscal 2003 for serving as a member of the Board of Directors. In addition, each director who is not an employee of the Company receives an additional fee of $1,000 for attendance at each committee meeting not held on the date of a regular meeting of the Board of Directors. The Company reimburses each director for the expenses incurred in connection with attendance at such meetings.

   On May 16, 2002, the Company granted non-qualified stock options covering 5,000 shares of Common Stock to Herman Badillo, Edward Celano, Harvey Leibowitz, Michael Feinsod and David Slackman, at an exercise price of $14.05 per share. The options became exercisable on May 16, 2002. On November 1, 2002, the Company granted non-qualified stock options covering 10,000 shares of Common Stock to: Herman Badillo, Edward Celano, Harvey Leibowitz, Michael Feinsod and David Slackman at an exercise price of $9.45 per share. One-third of such options become exercisable on November 1, 2003, 2004 and 2005.

                             EXECUTIVE COMPENSATION

   The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the fiscal years ended September 30, 2002, 2001 and 2000 with respect to the Company's Chief Executive Officer and each other executive officer whose total annual salary and bonus are $100,000 or more:

                           SUMMARY COMPENSATION TABLE



                                                                                                         Long-Term
                                                                                                        Compensation
                                                                      Annual Compensation                Awards (1)
                                                            ----------------------------------------    ------------
                                                                                            Other        Securities
                                                                                           Annual        Underlying      All Other
                        Name and                                   Salary     Bonus     Compensation    Options/SARs   Compensation
                    Principal Position                     Year      ($)       ($)           ($)            (2)           ($) (3)
 -------------------------------------------------------   ----    -------   -------    ------------    ------------   ------------
Gary Stern .............................................   2002    325,000   200,000         --             3,000          1,722
 President and Chief                                       2001    300,000   200,000         --                --          1,604
 Executive Officer                                         2000    175,000   100,000         --           150,000          1,591
Mitchell Herman ........................................   2002    200,000   100,000         --            23,000            718
 Chief Financial Officer                                   2001    175,000   100,000         --                --            694
                                                           2000    145,000    87,500         --                --            686
Arthur Stern ...........................................   2002    225,000    50,000         --             3,000             --
 Chairman                                                  2001    225,000    50,000         --                --             --
                                                           2000    112,500        --         --            50,000             --

---------------
(1) The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payout during the fiscal years ended September 30, 2002, 2001 or 2000.
(2) Comprised solely of incentive stock options and non-qualified stock options granted under the Company's 1995 Stock Option Plan. See "1995 Stock Option Plan."
(3)  Includes insurance premium amounts paid by the Company.

Employment Agreements

   Each of Gary Stern and Mitchell Herman has entered into an Employment Agreement with the Company, which commenced on October 1, 2001 and will continue until September 30, 2004. Arthur Stern entered into an Employment Agreement with the Company on May 21, 2002 which will continue until May 21, 2005. The Employment Agreements for Arthur Stern, Gary Stern and Mitchell Herman are collectively referred to as the "Employment Agreements."

   The Employment Agreements provide for base annual salaries of $375,000 and $250,000 for Messrs. Gary Stern and Herman, respectively, effective October 1, 2002. The Employment Agreement for Arthur Stern provides for a base annual salary of $225,000, effective May 21, 2002. Each of Messrs. Gary Stern, Arthur Stern and Herman may be granted annual bonuses in the discretion of the Board of Directors. If Messrs. Gary Stern's or Herman's employment with the Company is terminated for "Disability", "Cause" (as such terms are defined in the Employment Agreements) or upon death, the Company will pay either Messrs. Gary Stern or Herman or each of their respective estates, as the case may be, the base annual salary and other benefits under the Employment Agreement through the date of termination of employment. If Messrs. Gary Stern's or Herman's employment with the Company is terminated "Without Cause" (as such term is defined in the respective Employment Agreements), the Company will pay either Messrs. Gary Stern or Herman or each of their respective estates, as the case may be, the base annual salary and other benefits under the Employment Agreement for the earlier of 18 months after the date of termination of employment or until such time such employee becomes a full-time employee of another employer. If Arthur Stern's employment with the Company is terminated for "Cause" (as such term is defined in his Employment Agreement), the Company will pay Arthur Stern, the base annual salary and other benefits under the Employment Agreement through the date of termination of employment. If Arthur Stern's employment with the Company is terminated for "Disability" or "Without Cause" (as such terms are defined in the Employment Agreement), or upon death, the Company will pay Arthur Stern or his estate, the base annual salary and other benefits under the Employment Agreement for the remainder of the three year term.

   Each of the Employment Agreements contains certain non-competition covenants and confidentiality provisions. During the term of the Employment Agreements and for a period of 12 months after the date of termination of the Employment Agreements, or for such period as the Company will continue to pay Messrs.
Gary Stern, Arthur Stern or Herman, as the case may be, their base salary and other benefits under the

Employment Agreements, Messrs. Gary Stern, Arthur Stern and Herman, as the case may be, will not, in any geographic area in which the Company does business as of the date of termination of such Employment Agreement, directly or indirectly, compete with or be engaged in the same business as the Company or its subsidiaries.

                               STOCK OPTION PLANS

1995 Stock Option Plan

   The 1995 Stock Option Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1995 Stock Option Plan, which is included as an exhibit to the Company's reports filed with the SEC.

   The 1995 Stock Option Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

   The Company has 920,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan and 120,000 shares remain available as of January 27, 2003. As of January 27, 2003, approximately 45 of the Company's employees were eligible to participate in the 1995 Stock Option Plan. Future grants under the 1995 Stock Option Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after September 14, 2005.

2002 Stock Option Plan

   On March 5, 2002, the Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the "2002 Plan"), which plan was approved by the Company's stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Plan, which is included as an exhibit to the Company's reports filed with the SEC

   The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

   The Company has 500,000 shares of Common Stock authorized for issuance under the 2002 Plan and all were available as of January 27, 2003. As of January 27, 2003, approximately 45 of the Company's employees were eligible to participate in the 2002 Plan. Future grants under the 2002 Plan have not yet been determined. No option will vest more than ten years from the date of grant.

   The following tables summarize certain information relating to the grant of options to purchase Common Stock to the executive officers named in the Summary Compensation Table.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)


                                                                                               Individual Grants
                                                                            -------------------------------------------------------
                                                                             Number of         Total
                                                                            Securities     Options/SARs
                                                                            Underlying      Granted to     Exercise of
                                                                           Options/SARs    Employees in    Base Price    Expiration
Name                                                                        Granted (#)     Fiscal Year      ($/Sh)         Date
----                                                                       ------------    ------------    -----------   ----------
Gary Stern .............................................................       3,000(2)        11.1%         $11.92       11/14/11

Mitchell Herman ........................................................      20,000(3)        33.1%         $14.05        5/16/12

                                                                               3,000(2)        11.1%         $11.92       11/14/11

Arthur Stern ...........................................................       3,000(2)        11.1%         $11.92       11/14/11

---------------
(1) The Company did not grant any stock appreciation rights to its executive officers in fiscal 2002.
                                             (Footnotes continued on next page)

(Footnotes continued from previous page)

(2) These options vest in three equal annual installments commencing November 14, 2002.
(3) These options vest in three equal annual installments commencing May 16, 2002.

               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                                                                                 Value of
                                                                            Number of Securities                Unexercised
                                                                           Underlying Unexercised              In-The-Money
                                                                                Options/SARs                   Options/SARs
                                                                              at FY-End (#)(1)               at FY-End ($)(2)
                                     Shares Acquired       Value        ---------------------------     ---------------------------
Name                                  on Exercise (#)    Realized ($)   Exercisable    Unexercisable    Exercisable   Unexercisable
----                                  ---------------    ------------   -----------    -------------    -----------   -------------
Gary Stern ........................            --                --       231,000          82,000       $1,668,700       $325,200
Mitchell Herman ...................        23,000(3)       $161,000        29,667          35,333       $  146,455       $ 28,800
Arthur Stern ......................            --                --        99,833          33,667       $  588,793       $115,602

---------------
(1)  The Company did not grant any stock appreciation rights.
(2) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $10.89, the fair market value of a share of Common Stock on September 30, 2002 (presumed to equal the last reported sale price of the Common Stock as reported on the Nasdaq National Market on such date).
(3) Mitchell Herman exercised 23,000 options in fiscal 2002 at an exercise price of $5.00.

                      EQUITY COMPENSATION PLAN INFORMATION

   The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's 1995 Stock Option Plan and 2002 Stock Option Plan, as of
September 30, 2002. These plans were the Company's only equity compensation plans in existence as of September 30, 2002.


                                                                                                                      (c)
                                                                                                              Number Of Securities
                                                                      (a)                                   Remaining Available For
                                                             Number Of Securities            (b)             Future Issuance Under
                                                               To Be Issued Upon       Weighted-Average       Equity Compensation
                                                                  Exercise Of         Exercise Price Of         Plans (Excluding
                                                             Outstanding Options,    Outstanding Options,   Securities Reflected In
Plan Category                                                 Warrants and Rights    Warrants and Rights          Column (a))
-------------                                                --------------------    --------------------   -----------------------
Equity Compensation Plans Approved by Shareholders.......           554,500                 $5.73                   741,000
Equity Compensation Plans Not Approved by Shareholders...                --                    --                        --
                                                                    -------                 -----                   -------
Total....................................................           554,500                 $5.73                   741,000
                                                                    =======                 =====                   =======


       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during the fiscal year ended September 30, 2002, except that Mr. Badillo (a director of the Company) did not timely file a report disclosing sales of 1,500 shares of Common Stock on September 12, 2002 and 2,000 shares of Common Stock on September 13, 2002; each of Mr. Badillo, Mr. Leibowitz, Mr. Feinsod, Mr. Slackman and Mr. Celano (all directors of the Company) did not timely file a report disclosing the grant of options for 10,000 shares of Common Stock on November 1, 2002;
Mr. Arthur Stern (a director and Executive Vice President of the Company) did not timely file a report disclosing the grant of options for 15,000 shares of Common Stock on November 1, 2002; Mr. Gary Stern (a director and CEO of the Company) did not timely file a report disclosing the grant of options for 30,000 shares of Common Stock on November 1, 2002; and Mr. Herman (a director and CFO of the Company) did not timely file a report disclosing the grant of options for 20,000 shares of Common Stock on November 1, 2002. These late filings were inadvertent, and the required filings were made promptly after noting the failures to file.

                       CERTAIN RELATED PARTY TRANSACTIONS

   From time to time Group makes advances to the Company. During the year ended September 30, 2002, Group did not make any advances the Company and its subsidiaries.

   The Company has employment agreements with certain of its executive officers. See "Executive Compensation -- Employment Agreements".

   In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

                             STOCKHOLDER PROPOSALS

   Any proposal intended to be presented by a stockholder at the next Annual Meeting of Stockholders must comply with the rules and regulations of the SEC and must be received by the Company at the address specified below no later than the close of business on October 13, 2003 to be eligible for inclusion in the Company's Proxy Statement for next year's meeting. If you desire to bring a proposal before the next Annual Meeting and such proposal is not timely submitted for inclusion in the Company's proxy statement, you can still submit the proposal if it is received by the Company no later than December 27, 2003. Any proposal should be addressed to Mitchell Herman, Secretary, Asta Funding, Inc. 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 and should be sent by certified mail, return receipt requested.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

   The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended September 30, 2002 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Mitchell Herman, Secretary, Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

                                 By Order of the Board of Directors

                                 /s/ Mitchell Herman, Secretary
                                 Mitchell Herman, Secretary

   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                                                        ANNEX A


                            AUDIT COMMITTEE CHARTER


                               ASTA FUNDING, INC.
                            AUDIT COMMITTEE CHARTER


I. STATEMENT OF POLICY

   The Audit Committee shall assist the Board of Directors (the "Board") of Asta Funding, Inc. ("Asta") in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of Asta and its subsidiaries (collectively, the "Company"), the Company's system of internal controls regarding finance, accounting, legal compliance and ethics and the audits of the Company's financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company's Board of Directors, outside auditors and senior management. The Audit Committee's primary responsibilities and duties are:

   o Serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system.

   o Review and appraise the audit efforts of the Company's independent accountants.

   o Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues.

   o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

   The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

   The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II.   COMPOSITION OF THE AUDIT COMMITTEE

   The Audit Committee shall consist of at least three "independent" Directors of Asta and shall serve at the pleasure of the Board. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the "SEC") Nasdaq Stock Market or such other securities exchange or market on which Asta's securities are traded and (d) except as permitted by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which Asta's securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

   At least one member of the Audit Committee shall be a "financial expert" as defined by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which Asta's securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

   The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III.  MEETINGS AND MINUTES

   The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board, with such recommendations as the Audit Committee deems appropriate.

IV.   RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

   The Audit Committee shall oversee and monitor the Company's accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company's financial statements and review and evaluate the performance of the Company's outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's certificate of incorporation, the Company's bylaws or the Board.

      1. The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

      2. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

      3. The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services"); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act ("prohibited services"). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company's outside auditing firm.

      4. The Audit Committee shall obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

      5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the Company's financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

      6. The Audit Committee shall meet with the outside auditors and management to review the Company's quarterly reports on Form 10-QSB and annual report on Form 10-KSB and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company's management, including management's letters and schedules of unadjusted differences.

      7. Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

      8. The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

      9. The Audit Committee shall consider and review with management: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

      10. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

      11. The Audit Committee shall prepare a letter for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

      12. The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

      13. Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the "Act") becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

      14. The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

      15. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

                                     PROXY
                               ASTA FUNDING, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 21, 2003

   The undersigned hereby appoints Gary Stern and Mitchell Herman, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the "Company") Annual Meeting of Stockholders to be held on March 21, 2003 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

   This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR the board's nominees for director.

                                                              WITHHOLD AUTHORITY
                                                                 to vote for
                                                                 election of
                                               FOR*               directors
1. Election of
   Directors.                                   |_|                  |_|


   *For all of the nominees listed below (except as indicated to the contrary below)

The nominees are: Gary Stern, Mitchell Herman, Arthur Stern, Michael Feinsod, Herman Badillo, David Slackman, Edward Celano and Harvey Leibowitz.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------



           (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

This proxy will be voted as directed. If not otherwise specified, this proxy will be voted FOR the election of the director nominees named above, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Please sign name exactly as it appears hereon. For an account in the name of two or more persons, each should sign, or if one signs, he or she should attach evidence of authority.

When signing as an attorney, executor, administrator, trustee or guardian, please give full title.














SIGNATURE(S) OF STOCKHOLDER(S)___________________________ DATED __________, 2003

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY USING THE ENCLOSED ENVELOPE.